UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 16, 2003
                Date of Report (date of earliest event reported)

                                ----------------

                          Commission File Number 0-9653

                                   XICOR, INC.
             (Exact name of registrant as specified in its charter)

              California                                 94-2526781
(State or other jurisdiction of                      (I.R.S.Employer
incorporation or organization)                       Identification No.)

933 Murphy Ranch Road, Milpitas, California                 95035
(Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (408) 432-8888


          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits


          (c)  Exhibits

Exhibit No.     Description
-----------     -----------

   99.1 Press Release, dated as of April 16, 2003, entitled "Xicor Announces First Quarter 2003 Earnings Results".


Item 9. Regulation FD Disclosure (pursuant to Item 12)

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On April 16, 2003, Xicor, Inc. issued a press release announcing its anticipated results for the three months ended March 30, 2003. The press release is attached as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      XICOR, INC., a
                                      California Corporation

                                      By /s/Louis DiNardo
                                         ---------------------------------------
                                      Louis DiNardo
                                      Chief Executive Officer
                                      (Principal Executive Officer)

                                      By /s/Geraldine N. Hench
                                         ---------------------------------------
                                      Geraldine N. Hench
                                      Vice President, Finance and Administration
                                      (Principal Financial Officer)

Date:  April 16, 2003

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
   99.1         Press Release, dated as of April 16, 2003, entitled "Xicor
                Announces First Quarter 2003 Earnings Results."